SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2001

CHITTENDEN CORPORATION
(Exact name of Registrant
as specified in charter)

Vermont	0-7974	03-0228404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (802) 660-1410

Not Applicable
(Former name or former address,
if changed since last report)

ITEM 5.	OTHER EVENTS

A Power Point presentation distributed at various analyst meetings January 29, 2001 through February 2, 2001 is attached as an exhibit to this Form 8-K.

INDEX TO EXHIBITS

EXHIBIT NUMBER	PAGE NUMBER

(28) Additional Exhibits	5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:     /S/ F. Sheldon Prentice
                  Senior Vice President, General Counsel and Secretary

DATE: January 25, 2001